UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 18, 2023
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13 (a) of the Exchange Act.	☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As indicated below, Meritage Homes Corporation (the "Company") held its 2023 Annual Meeting of Stockholders on May 18, 2023, at which the Company’s stockholders approved the amendment to the Company’s 2018 Stock Incentive Plan to authorize an additional 800,000 shares available for issuance.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 18, 2023, as part of its periodic review of corporate governance matters and in connection with the new U.S. Securities and Exchange Commission rules regarding universal proxy cards, the Board of Directors of the Company adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended and Restated Bylaws”), effective as of such date, in order to, among other things:

•update the procedural and disclosure requirements for the nomination of directors, including, among other things, requiring that any stockholder seeking to nominate director(s) at a stockholders’ meeting deliver to the Company certain representations, documents and confirmations regarding compliance with the requirements of Rule 14a-19 under the Securities Exchange Act;

•implement a requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board of Directors; and

•clarify that any stockholder submitting a director nomination must comply with applicable Securities Exchange Act requirements and clarify the Company’s ability to disregard such nomination in the event such stockholder does not so comply.

The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 18, 2023, the Company held its Annual Meeting of Stockholders at 8:30 a.m. Pacific Time in a virtual-only format. The following matters were voted upon at the meeting:

Proposal No. 1
The Company’s stockholders elected five individuals to the Board of Directors as Class II Directors by the votes set forth in the table below.

Name	Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter L. Ax	II	28,689,524	3,906,290	15,174	1,006,455
Gerald Haddock	II	24,822,657	7,773,153	15,179	1,006,454
Joseph Keough	II	32,215,644	388,212	7,134	1,006,453
Phillippe Lord	II	31,653,681	942,135	15,174	1,006,453
Michael R. Odell	II	31,437,013	1,158,796	15,181	1,006,453

Proposal No. 2
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the 2023 fiscal year by the votes set forth in the table below.

Votes For	Votes Against	Abstentions
33,059,353	541,353	16,737

Proposal No. 3
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,494,912	967,451	148,626	1,006,454

Proposal No. 4
The Company’s stockholders recommended, as set forth below, the frequency with which the Company should hold its future advisory votes on executive compensation by the votes set forth in the table below.

One year	Two years	Three years	Abstentions	Broker Non-Votes
30,040,100	11,499	2,431,912	127,478	1,006,454

In light of these voting results, the Company’s Board of Directors has decided to hold its future advisory votes on the compensation of named executive officers annually until the next frequency vote. A frequency vote is required to be held at least once every six years.

Proposal No. 5
The Company’s stockholders approved the amendment to the Company’s 2018 Stock Incentive Plan to increase the number of shares available for issuance by the votes set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,582,261	1,989,030	39,700	1,006,452

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Meritage Homes Corporation
10.1	Amendment to the Meritage Homes Corporation 2018 Stock Incentive Plan *
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Indicates a management contract or compensation plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 18, 2023

MERITAGE HOMES CORPORATION

/s/	Malissia Clinton
By:	Malissia Clinton
Executive Vice President and General Counsel